EXHIBIT 32

UPC POLSKA, LLC
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of UPC Polska, LLC (the “Company”) on Form 10-Q for the period ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Simon Boyd and Joanna Nieckarz, Chief Executive Officer and Chief Financial Officer of the Company, respectively, each certify, pursuant to U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)         The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 7, 2004
/s/ SIMON BOYD
Simon Boyd Chief Executive Officer
/s/ JOANNA NIECKARZ
Joanna Nieckarz Chief Financial Officer

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